UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2019

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805
(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949
(Address of Principal Executive Offices)	(Zip Code)

770-779-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PRGX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of shareholders of PRGX Global, Inc. (“PRGX” or the “Company), held on June 6, 2019 (the “Annual Meeting”), the Company’s shareholders approved all proposals recommended by the Board of Directors of the Company as described in PRGX’s proxy statement dated May 3, 2019.

With respect to Proposal 1 (election of two Class II directors and one Class III director to serve until the annual meetings of shareholders to be held in 2022 and 2020, respectively, or until their successors are elected and qualified), the nominees were elected by the following votes:

Director	Shares For	Shares Withheld	Broker Non-Votes
Mylle H. Mangum	17,981,270	362,045	2,760,465
Ronald E. Stewart	18,133,266	210,089	2,760,465
Matthew A. Drapkin	18,104,308	239,007	2,760,465

The Company’s other continuing directors, Kevin S. Costello, William F. Kimble, Gregory J. Owens and Joseph E. Whitters, did not stand for election at the Annual Meeting. The term of the continuing directors currently serving in Class I, Messrs. Owens and Whitters, will expire at the 2021 annual meeting of shareholders. The term of the other continuing directors currently serving in Class III, Messrs. Costello and Kimble, will expire at the 2020 annual meeting of shareholders.

With respect to Proposal 2 (to ratify BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2019), 21,065,491 shares, or 99.89% of the votes cast, voted for the proposal, 23,468 shares voted against the proposal, and 14,821 shares abstained from voting on the proposal.

With respect to Proposal 3 (a non-binding advisory vote to approve the Company’s executive compensation), 18,221,360 shares, or 99.52% of the votes cast, voted for the proposal, 88,362 shares voted against the proposal, 33,593 shares abstained from voting on the proposal, and there were 2,760,465 broker non-votes.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and
General Counsel

Dated: June 12, 2019